UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

Celularity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Park Ave. Florham Park, New Jersey	07932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 768-2170

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-tenth of one share of Class A Common Stock at an exercise price of $11.50 per share	CELUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2025 (the “Effective Date”), Celularity Inc. (the “Company”) entered into a series of agreements relating to (i) a senior secured note financing (the “Senior Secured Note Financing”) and (ii) a convertible note financing (the “Convertible Note Financing” and together with the Senior Secured Note Financing, the “Financings”) with an accredited investor (the “Investor”).

Senior Secured Notes Financing

On the Effective Date, the Company entered into a Senior Securities Purchase Agreement (the “Senior Note Securities Purchase Agreement”) with the Investor pursuant to which the Company issued the Investor a Senior Secured Non-Convertible Promissory Note in the principal amount of $7,000,000 (the “Senior Note”) and a warrant to purchase up to 2,448,917 shares of the Company’s Class A common stock (the “Senior Note Warrant”). Pursuant to the Senior Note Securities Purchase Agreement, the Company may sell up to an aggregate of $8,400,000 in principal amount of Senior Notes before June 19, 2026 to one or more Participation Purchasers (as defined in the Senior Note Securities Purchase Agreement) and together with the Investor, the “Senior Note Investors”)).

The Senior Note accrues interest at a rate of 4% per annum (increasing to 12% per annum upon the occurrence of an Event of Default (as defined in the Senior Note)) and matures upon the earlier of (i) April 30, 2026 and (ii) the consummation by the Company a debt or equity financing, asset sale, licensing agreement or similar strategic transaction resulting in gross proceeds equal to or greater than the then-outstanding principal amount of the Senior Notes. Prior to the maturity date of the Senior Note, the Company may, at its election, redeem the principal amount of the Senior Note together with interest accrued therein for cash in an amount equal to the Optional Redemption Amount (as defined in the Senior Note). The Senior Note ranks pari passu in right of payment and in all other respects to any other Senior Notes and Convertible Notes (as defined herein).

The Senior Note Warrant is exercisable commencing on June 19, 2026 and terminates on December 19, 2030. The Senior Note Warrant is exercisable for shares of the Company’s Class A common stock at a price of $2.00 per share, subject to adjustment set forth therein.

Pursuant to the Senior Note Securities Purchase Agreement, until such date that no Senior Notes are outstanding, if the Company enters into any public or private offering of its securities (including securities convertible into shares of its Class A common stock) with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable to such Other Investor than the rights and benefits established in favor of the Senior Note Investors, at each Senior Note Investor’s option, such more favorable terms shall become a part of the Transaction Documents (as defined in the Senior Note Securities Purchase Agreement). Furthermore, if the Company conducts a Subsequent Financing (as defined in the Senior Note Securities Purchase Agreement), the Senior Note Investors shall have the right to participate in up to an amount of the Subsequent Financing equal to their respective subscription amounts on the same terms, conditions and price provided for in the Subsequent Financing.

In connection with the Senior Secured Note Financing, on the Effective Date, the Company entered into a registration rights agreement (the “Senior Note Registration Rights Agreement”) with the Investor pursuant to which the Company shall prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement covering the Registrable Securities (as defined in the Senior Note Registration Rights Agreement) on or prior to the date that is 45 calendar days following Effective Date (the “Filing Date”). The Company shall use its best efforts to cause the registration statement covering the Registrable Securities to be declared effective as promptly as practicable after the filing thereof, but in any event no later the 90th calendar day following the Effective Date (or in the event of a full review by the SEC, the 120th calendar day following the Effective Date) (the “Effectiveness Date”).

In connection with the Senior Secured Note Financing, on the Effective Date, the Company entered into a security agreement (the “Senior Note Security Agreement”) with the Agent (as defined in the Senior Note Security Agreement) and Secured Party (as defined in the Senior Note Security Agreement) pursuant to which the Company granted the Investor a first-priority security interest over substantially all of the assets of the Company, subject to certain customary exclusions and priority agreements.

The foregoing descriptions of the Senior Note Warrant, the Senior Note Securities Purchase Agreement, the Senior Note, the Senior Note Registration Rights Agreement and the Senior Note Security Agreement are not complete and are qualified in their entirety by reference to the full text of the form of the Senior Note Warrant, the Senior Note Securities Purchase Agreement, the Senior Note, the Senior Note Registration Rights Agreement and the Senior Note Security Agreement, copies of which are filed as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Convertible Notes Financing

On the Effective Date, the Company also entered into a Convertible Note Purchase Agreement (the “Convertible Note Securities Purchase Agreement”), with the Investor pursuant to which the Company issued the Investor a senior secured convertible promissory note in the principal amount of $3,000,000 (the “Convertible Note” and together with the Senior Note, the “Notes”) and a warrant to purchase up to 1,258,740 shares of the Company’s Class A common stock (the “Convertible Note Warrant”). Pursuant to the Convertible Note Securities Purchase Agreement, the Investor may purchase up to an aggregate of $2,000,000 of additional Convertible Notes, which right shall expire upon the earlier of (i) six months following the Effective Date and (ii) the occurrence of an Event of Default (as defined in the Convertible Note). Pursuant to the Convertible Note Securities Purchase Agreement, the Company may sell up to an aggregate of $6,200,000 in principal amount of Convertible Notes before June 19, 2026 to one or more Participation Purchasers (as defined in the Convertible Note Securities Purchase Agreement) and together with the Investor, the “Convertible Note Investors”)).

The Convertible Note accrues interest at 8% per annum (increasing to 12% per annum upon the occurrence of an Event of Default (as defined in the Convertible Note)), payable in kind, and matures on December 31, 2026. Any additional Convertible Notes issued pursuant to Convertible Note Securities Purchase Agreement shall mature on such date that is one year from the closing date of such notes. The Convertible Note is convertible at the option of the holder into shares of the Company’s Class A common stock at a conversion price of $1.66 per share, subject to adjustment and limitations set forth therein (the “Conversion Price”). Upon the consummation of a Qualified Financing (as defined in the Convertible Note), the Company may elect to convert up to 100% of the then outstanding principal amount of the Convertible Note together with interest accrued thereon into such number of shares of the Company’s Class A common stock as is determined by dividing (i) 100% of the then outstanding principal amount of the Convertible Note together with interest accrued thereon by (ii) the lowest price per share used in the Qualified Financing at which shares of Class A common stock or Common Stock Equivalents (as defined in the Convertible Note Securities Purchase Agreement) are sold. Prior to the maturity date of the Convertible Note, the Company may, at its election, redeem the principal amount of the Convertible Note together with interest accrued therein for cash in an amount equal to the Optional Redemption Amount (as defined in the Convertible Note). Pursuant to the Convertible Note, if the Company issues additional shares of Class A common stock without consideration or for a consideration per share less than the Conversion Price, then the Conversion Price shall be reduced as set forth in the Convertible Note. The Convertible Note ranks pari passu in right of payment and in all other respects to any other Senior Notes and Convertible Notes.

The Convertible Note Warrant is exercisable commencing on June 19, 2026 and terminates on December 19, 2030. The Convertible Note Warrant is exercisable for shares of the Company’s Class A common stock at a price of $2.00 per share, subject to adjustment set forth therein.

Pursuant to the Convertible Note Securities Purchase Agreement, until such date that no Convertible Notes are outstanding, if the Company enters into any public or private offering of its securities (including securities convertible into shares of its Class A common stock) with any Other Investor that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable to such Other Investor than the rights and benefits established in favor of the Convertible Note Investors, at each Convertible Note Investor’s option, such more favorable terms shall become a part of the Transaction Documents (as defined in the Convertible Note Securities Purchase Agreement). Furthermore, if the Company conducts a Subsequent Financing (as defined in the Convertible Note Securities Purchase Agreement), the Convertible Note Investors shall have the right to participate in up to an amount of the Subsequent Financing equal to their respective subscription amounts on the same terms, conditions and price provided for in the Subsequent Financing.

In connection with the Convertible Note Financing, on the Effective Date, the Company entered into a registration rights agreement (the “Convertible Note Registration Rights Agreement”) with the Investor pursuant to which the Company shall prepare and file with the SEC a registration statement covering the Registrable Securities (as defined in the Convertible Note Registration Rights Agreement) on or prior to the Filing Date. The Company shall use its best efforts to cause the registration statement covering the Registrable Securities to be declared effective as promptly as practicable after the filing thereof, but in any event no later the Effectiveness Date.

In connection with the Convertible Note Financing, on the Effective Date, the Company entered into a security agreement (the “Convertible Note Security Agreement”) with the Agent (as defined in the Convertible Note Security Agreement) and Secured Party (as defined in the Convertible Note Security Agreement) pursuant to which the Company granted the Investor a first-priority security interest over the proceeds from a qualified financing.

The foregoing descriptions of the Convertible Note Warrant, the Convertible Note Securities Purchase Agreement, the Convertible Note, the Convertible Note Registration Rights Agreement and the Convertible Note Security Agreement are not complete and are qualified in their entirety by reference to the full text of the form of the Convertible Note Warrant, the Convertible Note Securities Purchase Agreement, the Convertible Note, the Convertible Note Registration Rights Agreement and the Convertible Note Security Agreement, copies of which are filed as Exhibits 4.2, 10.5, 10.6, 10.7 and 10.8, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Board Observer Agreement

In connection with the Financings, on the Effective Date, the Company entered into a board observer rights agreement (the “Board Observer Rights Agreement”) with the Investor granting the Investor the right to designate one non-voting observer to attend meetings of the Company’s Board of Directors. The Board Observer Rights Agreement shall terminate on the earliest to occur of: (i) the date the Investor and its affiliates collectively beneficially own less than 5% of the Company’s outstanding Class A common stock on an as-converted, as-exercised basis; (ii) the consummation of a Change of Control (as defined in the Board Observer Rights Agreement); and (iii) the termination of the Board Observer Rights Agreement pursuant to its terms.

The foregoing description of the Board Observer Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Board Observer Rights Agreement, a copy of which is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above regarding the Notes is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above regarding the issuance of the Senior Note Warrant, the Convertible Note Warrant and the Convertible Note is incorporated by reference into this Item 3.02.

The issuance of the Senior Note Warrant, the Convertible Note Warrant, and the Convertible Note together with the shares of Class A common stock issuable upon exercise of the warrants and conversion of the Convertible Note was made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder. The foregoing securities have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01. Other Events.

On December 22, 2025, the Company issued a press release announcing the closing of the Financings. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Senior Note Warrant
4.2	Form of Convertible Note Warrant
10.1+	Form of Senior Note Securities Purchase Agreement
10.2	Form of Senior Note
10.3+	Form of Senior Note Registration Rights Agreement
10.4	Form of Senior Note Security Agreement
10.5+	Form of Convertible Note Securities Purchase Agreement
10.6	Form of Convertible Note
10.7+	Form of Convertible Note Registration Rights Agreement
10.8	Form of Convertible Note Security Agreement
10.9	Form of Board Observer Agreement
99.1	Press release dated December 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Certain of the schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELULARITY INC.
Dated: December 23, 2025
	By:	/s/ Robert J. Hariri
	Name:	Robert J. Hariri, M.D., Ph.D.
	Title:	Chairman and CEO